UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

Date of Report (Date of earliest event reported): May 21, 2009

CHINA MEDIA GROUP CORPORATION
(Exact Name of Registrant as Specified in Charter)

Texas (State or other jurisdiction of incorporation)	5813 (Commission File Number)	75-3016844 (IRS Employer Identification No.)

1403 Wan Chai Commercial Center, 194-204 Johnston Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+011 852 3171 1208 (ext. 222)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 21, 2009, Good World Investments Limited ("GWIL"), a wholly owned subsidiary of China Media Group Corporation ("CMG"or "Company"), entered into a Shareholders' Agreement ("Shareholders' Agreement") with Advance Tech Communications Sdn. Bhd. ("Advance Tech"), a private limited company incorporated in Malaysia for the worldwide distribution rights including Greater China when the current distribution agreement expires for Greater China, for all products developed by Advance Tech. The Greater China distribution rights are held by another subsidiary of CMG under a distribution agreement executed in 2006. Advance Tech is a research and development company in convergent mobile communication devices. Under the Shareholders' Agreement, GWIL and ATC will set up a Special Purpose Vehicle, named ATC Marketing Limited ("ATCM") for the purpose to undertake the business objectives of marketing, selling and distributing all of Advance Tech's developed product on an exclusive basis worldwide.

Pursuant to the Shareholders' Agreement, GWIL and Advance Tech each holds a 50% equity interests in ATCM. GWIL shall have the right to appoint and remove up to 3 directors and Advance Tech shall have the right to appoint and remove up to 2 directors.

In addition, GWIL shall, in its best efforts from the capital markets contribute up to a maximum of US$1,000,000 over a two year period as a loan into ATCM, and Advance Tech shall contribute its Product Rights to ATCM and it will receive a 3.5% royalty fee of the gross profits earned by ATCM from the sale of products developed by ATC and a 5% profit sharing fee of the net profits as reported in the audited accounts of ATCM.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Exhibit No. Description See table below.

Exhibit	Description	Location
Exhibit 10.1	Shareholders' Agreement	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2009	CHINA MEDIA GROUP CORPORATION

By: /s/ Con Unerkov
---------------------------------
Name: Con Unerkov
Title: President

Exhibit 10.1

DATED            MAY 2009

(1) GOOD WORLD INVESTMENTS LIMITED

(2) ADVANCE TECH COMMUNICATIONS SDN. BHD.

AND

ATC MARKETING LIMITED

______________________________________________

SHAREHOLDERS' AGREEMENT

______________________________________________

Number	Clause Headings	Page

1	Definitions and Interpretation	1

2	Business	3
3	Contribution by Shareholders	3
4	Management of the Company	4
5	Transfer of Shares	6
6	General Covenants	9
7	Representations and Warranties	9
8	Dissolution and Termination	10
9	Restrictions	10
10	Further Assurance	11
11	Restrictions on Announcements	11
12	No Partnership	11
13	Conflict with Articles of Association	11
14	Costs	11
15	Acknowledgement by Company	12
16	General	12
17	Notices	12
18	Governing Law and Submission to Jurisdiction	13
	Schedule 1 DEED of adherence	14

THIS AGREEMENT is made on the day of May 2009 BETWEEN:

(1)

Good World Investments Limited, a company incorporated in the British Virgin Islands whose registered office is at PO Box 957, Offshore Incorporations Center, Road Town, Tortola, British Virgin Islands ("GWIL");

(2)	Advance Tech Communications Sdn. Bhd., a company incorporated in Malaysia whose registered office is at 3rd Floor, No. 17 Jalan Ipoh Kecil, 50350 Kuala Lumpur, Malaysia ("ATC"); and

(3)	ATC Marketing Limited, a company incorporated in Hong Kong whose registered office is at 1403 Wan Chai Commercial Center, 194-204 Johnston Road, Wanchai, Hong Kong ("Company").

WHEREAS:

(A)

GWIL is a wholly owned subsidiary of China Media Group Corporation ("CMG"), a company incorporated in the State of Texas, USA and quoted on the Over the Counter Bulletin Board under the symbol CHMD. GWIL is an investment holding company that has subsidiary in the business of media and advertising. GWIL's fellow subsidiary holds the distribution rights for Greater China including Hong Kong, Macao, Taiwan and mainland China for the distribution of convergent mobile devices and other related products designed and developed by ATC.

(B)	ATC is a private limited company incorporated in Malaysia and is a research and development company in convergent communication devices.

(C)

GWIL and ATC wishes to work together to market, sell and distribute all of ATC's developed product on an exclusive basis worldwide in the Company. GWIL has the financial ability and the business contacts to roll out the operations of the Company. The parties recognize the strength and resources available to each party and have formed the Company to embark on these business pursuits.

(D)

The Company is a Special Purpose Vehicle set up solely for the purpose to undertake the business objectives of the Parties set out in Recital C above. The Company may also be used to source funding from the capital markets and other financing methods.

(E)

As at the date hereof, the Company has an authorised share capital of HK$10,000 divided into 10,000 Shares of HK$1.00 each of which 10,000 Shares have been issued and are fully paid-up. GWIL and ATC each holds 5,000 Shares of the Company's issued share capital as at the date hereof.

(F)	This is the SPV Shareholders' Agreement and the Parties wish to enter into this Agreement to regulate the relationship of the Shareholders and the affairs of the Company.

IT IS HEREBY AGREED as follows:

1 Definitions and Interpretation

1.1	In this Agreement, where the context so admits, the following words and expressions have the following meanings:

"Affiliated Company"	means, in relation to any Shareholder, any subsidiary or holding company of such Shareholder or any subsidiary of any such holding company;

"Applicable Law"

means any publicly available law, statute, rule, regulation or code, or order, decree, requirement, judgment or decision of any governmental or regulatory body or authority or court of competent jurisdiction, applicable to a Party or to the relevant matter(s) contemplated under this Agreement;

"Board"	means the Company's board of directors as constituted from time to time;

"Business Plan"

means at the date of this Agreement the Company's business plan and budget in the approved terms and at any subsequent date the most recent business plan of the Company approved by the Shareholders in accordance with Clause 4.10;

"Greater China Product Rights"

means the rights to market and distribute in the territory of China, Hong Kong, Taiwan and Macao the convergent mobile devices and other related products designed and developed by ATC currently held by Ren Ren Media Group Limited under a distribution agreement;

"Deed of Adherence"	means a deed, substantially in the form of Schedule 1, pursuant to which a transferee or allottee of Shares agrees to be bound by all the terms of this Agreement as if it had been a signatory;

"Directors"	means the directors of the Company;

"Hong Kong"	means the Hong Kong Special Administrative Region of the People's Republic of China;

"Parties"

means the parties to this Agreement and their respective successors and permitted assigns, and "Party" means any one of them including any other person who becomes a member of the Company and who agrees to be bound by the provisions of this Agreement by executing a Deed of Adherence;

"Product Rights"

means the world wide rights to manufacture, market, sell and distribute on all products developed and/or to be developed in the future by ATC, including the Greater China Product Rights when it becomes available to ATC;

"PRC"	means the People's Republic of China but excluding, for the purposes of this Agreement, Hong Kong, Macau and Taiwan;

"Share"	means share of HK$1.00 each in the share capital of the Company having the rights and benefits and being subject to the restrictions set out in the Articles of Association;

"Shareholders"

means GWIL and ATC for as long as they hold any Shares and any other person who becomes a member of the Company and who agrees to be bound by the provisions of this Agreement by executing a Deed of Adherence, and the expression "Shareholder" means any one of them;

"HK$"	means Hong Kong Dollars; and

"US$"	means United States Dollars.

1.2

Statutes. Any references, express or implied, to statutes or statutory provisions will be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof).

1.3

Clauses and Schedules. References in this Agreement to Clauses and Schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires). The Recitals and Schedules to this Agreement are deemed to form part of this Agreement.

1.4	Construction

1.4.1	All terms defined in the Recitals have the same meanings when used throughout this Agreement.

1.4.2	Headings are inserted for convenience only and do not affect the construction of this Agreement

1.4.3

References to "persons" include bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality). The masculine gender includes the feminine and neuter genders and the singular number includes the plural, and vice versa.

1.4.4	References to any document (including this Agreement) are references to that document as amended, consolidated, supplemented, novated or replaced from time to time.

1.5	Successors and permitted assigns. Where the context permits, the expressions "GWIL", and "ATC" include their respective successors and permitted assigns.

1.6

Approved terms. A document expressed to be "in the approved terms" means a document the terms of which have been approved by or on behalf of the Parties and a copy of which has been signed for the purposes of identification by or on behalf of the Parties.

2.0	BUSINESS

2.1

Business. The Shareholders acknowledge and agree that the Company has been incorporated as, and will procure that the Company remains at all times, a single purpose vehicle for the purpose of holding the exclusive worldwide rights (excluding the territories of Greater China under a distribution agreement with a subsidiary of CMG) to manufacture, market, sale and distribute all products developed by ATC and any other business approved by the Board from time to time (the "Business").

3.0	CONTRIBUTION BY SHAREHOLDERS

3.1

Contributions from GWIL. GWIL will, in its best efforts from the capital markets contribute up to a maximum of US$1,00,000 over a two year period as a loan into the Company in accordance to the Business Plan of the Company.

3.2

Contributions from ATC. ATC will contribute its Product Rights to the Company and agrees to receive a royalty fee and a profit sharing fee as set out in Clause 3.21 and 3.2.2 below. The Company agrees to pay a royalty fee from the sale of the products from the Product Rights and a as follows:

3.2.1

The Company agrees to pay to ATC a Product Royalty on all ATC developed products sold by the Company. The Product Royalty Fee is calculated as 3.5% of the Gross Profits earned by the Company from the sale of ATC developed products. Such Product Royalty Fee shall be paid on or before the month ending the preceding calendar quarter end. For the purpose of this section, Gross Profits is defined as the sales price less the costs of the goods sold, less all sales costs, including sales commission, and less all costs incidental to deliver the goods sold to the customer.

3.2.2

The Company agrees to pay to ATC a Profit Sharing Fee that is calculated as 5% of the net profits as reported in the audited accounts of the Company provided that the Retained Profits for the prior year is positive. Where the Retained Profits for the prior year is negative, then the net profits calculation shall be amended to deduct any net accumulated losses recorded in the Retained Earnings Account as reported in the audited financial statements of the Company for the preceding year. The Profits Sharing Fee shall be paid within one month after the release of the audited financial statements of the Company. For the purpose of this section, "Retained Profits" is defined as the accumulated profits less accumulated losses since inception, recorded in the audited financial statements of the Company.

3.2.3	Any disputes on 3.2.1 and 3.2.2 shall be resolved through arbitration.

4.0	MANAGEMENT OF THE COMPANY

4.1	Responsibilities of the Board. The business of the Company shall be managed by the Board, whose duties and responsibilities shall, subject to Clause

4.1	include without limitation:

(a) making all decisions in connection with the management and operational control of the Company's Business in accordance with the Business Plan approved in Clause 4.10; and

(b) appoint the President and CEO of the Company. The first President and CEO of the Company shall be Mr. LOI Cheng Pheng.

4.2	Composition of the Board

(a)

The maximum number of Directors shall be 5. GWIL shall have the right to appoint and remove up to 3 Directors and ATC shall have the right to appoint and remove up to 2 Directors. Each Shareholder shall effect any appointment or removal by depositing written notice at the Company's registered office and sending a copy thereof to each other Shareholder.

(b)

Any Shareholder removing a Director shall be responsible for and shall indemnify each other Shareholder and the Company against any claim of whatever nature arising out of such removal. If a Shareholder ceases to hold Shares, it will procure the resignation of all the Directors appointed by it and will indemnify the other Shareholder and the Company against any claims which may be brought by such Directors.

4.3	Chairman. One of the Directors, as GWIL shall from time to time select, shall preside as chairman of meetings of the Board.

4.4

Alternate. Each Director is entitled to appoint any person to be his alternate. Each alternate shall have one vote for every Director whom he represents, provided that if such alternate is himself a Director then he shall have one vote for every Director whom he represents in addition to any vote of his own.

4.5	Quorum

The quorum for meetings of the Board shall be 2 Directors, of whom one shall be a Director appointed by GWIL and one shall be a Director appointed by ATC (whether present in person or by proxy or representative).

(b)

A quorum must be present at the beginning of and throughout each meeting. If within 30 minutes of the time appointed for a meeting a quorum is not present, the meeting shall stand adjourned until the same time and place on the same day in the next week. If at such adjourned meeting a quorum is not present within 30 minutes from the time appointed for such adjourned meeting (or such longer interval as the chairman of the meeting may think fit to allow), the Directors present in person or by his alternate shall constitute a quorum.

4.6	Meetings of the Board

(a)

Subject to Applicable Law, the Board shall meet as required at such time and place and in such manner as shall be agreed by the Board. Unless waived by all Directors in writing, not less than 7 days' notice of each meeting of the Board specifying in reasonably sufficient detail the business to be transacted thereat shall be given to each Director and his alternate.

(b)

Subject to Applicable Law and Clause 4.10, questions arising at any meeting of the Board shall be decided by a majority of votes and in the case of an equality of votes, the Chairman shall not have a second or casting vote.

(c)

Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other and such participation shall constitute presence in person. Resolutions of the Board may be passed by circular resolution signed by all the Directors.

	(d)	If the Board so authorises or requests, auditors, consultants, advisers and employees shall be permitted to attend and speak (but not to vote) at meetings of the Board.

4.7

Exercise of rights. Each Shareholder will exercise or refrain from exercising any voting rights or other powers of control so as to ensure the passing of any and every resolution necessary or desirable to procure that the affairs of the Company are conducted in accordance with, and otherwise to give full effect to, the provisions of this Agreement and likewise to ensure that no resolution is passed which does not accord with such provisions.

4.8

Committees of the Board. The Board may delegate any of its powers including the day-to-day running of the business of the Company to a committee or committees consisting of such number of Directors as it thinks fit, provided that each such committee shall comprise at least one Director appointed by GWIL and one Director appointed by ATC. The provisions of Clauses 4.5 and 4.6 in relation to the Board shall apply with the necessary modifications to any committee of the Board. Any committee so formed shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on it by the Board.

4.9	Remuneration. The remuneration (if any) of the Directors shall be determined by, and subject to the unanimous approval of, the Shareholders.

4.10

Matters requiring unanimous consent. The Shareholders shall exercise all voting rights and other powers of control available to them in relation to the Company to procure that the Company and the Board (including any committee thereof) shall not without the prior written approval of the Shareholders, which approval may be given by the Shareholder or a Director appointed by it or his alternate (and, for this purpose, each Director appointed by a Shareholder and his alternate shall be deemed to have authority to bind that Shareholder in relation to the provisions of this Clause 4.10 unless otherwise notified to each other Shareholder):

	(a)	permitting any merger or consolidation of the Company with any other entity, any reorganisation of the Company or any transfer of all or any part of the assets of the Company;

(b)

permitting any change to the authorised or issued share capital from time to time of the Company, granting or agreeing to grant any option over or right to acquire or issuing or agreeing to issue any instrument carrying rights of conversion into any Share or other security of the Company, permitting the redemption or purchase by the Company of any Shares or any other reorganisation of the share capital of the Company;

	(c)	varying any rights, benefits or restrictions attaching to any Shares;

	(d)	amending the Articles of Association or other constitutional documents of the Company;

	(e)	approving the Business Plan or making any substantive alteration to any Business Plan so approved;

(f)

making any composition or arrangement with its creditors, moving for insolvency, receivership or administration or doing or permitting or suffering to be done any act or thing whereby the Company may be wound up (whether voluntarily or compulsorily);

	(g)	carrying on any business other than the business activities described in Clause 2.1;

	(i)	declaring or paying any dividend or other distribution in cash or specie except as provided in Clause 8.2(b);

	(j)	entering into any partnership or profit sharing or joint venture arrangement;

	(k)	adopting the annual accounts of the Company, amending the accounting policies or reporting practices previously adopted by the Company, or changing the auditors of the Company; or

	(l)	entering into, amending or terminating any agreement or other arrangement between the Company and any Shareholder or any Affiliated Company of a Shareholder.

4.11

Separate and independent undertaking. As a separate and independent undertaking, the Company agrees with each Shareholder that it will (so far as permitted by Applicable Law) observe and comply with the provisions, prohibitions and restrictions in this Clause 4.

4.12

Duty to the Company. Each of the Directors, in performing his duties to the Company, shall be entitled to consider the interest of the Shareholder which designated or appointed him to the Board pursuant to Clause 4.2.

5	TRANSFER OF SHARES

5.1

Restriction on transfers. Subject to the provisions of this Agreement, no transfer of any Shares shall be made by any Shareholder unless the provisions in this Clause 5 are complied with in respect of such transfer, and no Shareholder shall sell, mortgage, charge or otherwise dispose of or encumber the whole or any part of its shareholding or assign or otherwise purport to deal with the beneficial interest therein or any right in relation thereto separate from the legal interest.

5.2	Transfer to Affiliated Companies. The Parties agree that a transfer of Shares by a Shareholder to its Affiliated Company shall be permitted provided that:

	(a)	the obligations of the transferor Shareholder under this Agreement will remain unaffected by the proposed transfer; and

	(b)	the Shares will be re-transferred to the transferor Shareholder immediately upon the transferee ceasing to be an Affiliated Company of the transferor Shareholder.

5.3	Pre-emption rights

5.3.1

A Shareholder ("Transferor") wishing to transfer any or all of its Shares to an unaffiliated third party who has made a bona fide offer therefor shall give a notice in writing ("Transfer Notice") to each other Shareholder that it desires to transfer the same. The Transfer Notice shall specify:

	(a)	the number of shares which the Transferor wishes to transfer ("Relevant Shares");

	(b)	the name of the person who made the bona fide offer for the Relevant Shares ("Transferee");

	(c)	the price in cash which the Transferee has offered for the Relevant Shares; and

	(d)	details of any other material terms of the offer made by the Transferee,

and shall be accompanied by a term sheet executed by the Transferor and Transferee reflecting the matters set out in Clauses 5.3.1(a) to (d) above.

5.3.2

Each other Shareholder shall be entitled within a period of 20 days after the Transfer Notice was given ("Prescribed Period") to serve a purchase notice ("Purchase Notice") on the Transferor requiring it to sell all (but not part only) of the Relevant Shares to it at the same price and on the same material terms as those offered by the Transferee as set out in the Transfer Notice and evidenced by the term sheet referred to in Clause 5.3(a).

5.3.3

If only one Shareholder serves a Purchase Notice within the Prescribed Period, such Shareholder shall be entitled to purchase all of the Relevant Shares at the price per Share and on the material terms set out in the Transfer Notice. The Transferor shall be bound upon payment by such Shareholder to transfer to it, and such Shareholder shall be bound to pay for and accept a transfer of, all of the Relevant Shares.

5.3.4

If more than one Shareholder serve a Purchase Notice within the Prescribed Period, each such Shareholder shall be entitled to purchase such number of the Relevant Shares as is equivalent to the total number of Relevant Shares multiplied by a fraction, the numerator of which is the number of Shares held by each such Shareholder and the denominator of which is the total number of Shares held by all such Shareholders, at the price per Share and on the material terms set out in the Transfer Notice. The Transferor shall be bound upon payment by each such Shareholder to transfer to it, and each such Shareholder shall be bound to pay for and accept a transfer of, the relevant number of Relevant Shares. Completion of the transfer of the Relevant Shares to the purchasing Shareholders pursuant to this Clause 5.3(d) shall take place simultaneously.

5.3.5

Completion of the transfer of the Relevant Shares pursuant to Clause 5.3.3 or 5.3.4 shall occur at such time and place as may be agreed by the Transferor and the purchasing Shareholder(s), provided that it shall not be later than 30 days from the date on which the Purchase Notice or the last of the Purchase Notices was served in accordance with Clause 5.3.2.

5.3.6

If no Shareholder has served on the Transferor a Purchase Notice within the Prescribed Period, the Transferor shall be entitled to sell all (but not part only) of the Relevant Shares to the Transferee at the price and on the material terms set out in the Transfer Notice, provided that if such sale is not completed within 2 months after the Transfer Notice was given the right of the Transferor to sell the Relevant Shares to the Transferee shall lapse. The Directors shall be bound to register a transfer effected pursuant to this Clause 5.3.6.

5.4	Default

5.4.1

Upon the occurrence of any of the following events ("Default Event") in respect of a Shareholder ("Defaulting Shareholder"), each other Shareholder may serve a written notice of default in relation thereto on the Defaulting Shareholder:

(a)

if the Defaulting Shareholder is in material breach of any of its obligations under this Agreement and such breach, if capable of remedy, has not been remedied to the reasonable satisfaction of each other Shareholder on expiry of 30 days following written notice to that effect having been served on the Defaulting Shareholder requiring the breach to be remedied;

(b)

a petition is presented or proceeding is commenced or an order is made or an effective resolution is passed for the winding-up, insolvency, administration, reorganisation, reconstruction, dissolution or bankruptcy of the Defaulting Shareholder or for the appointment of a liquidator, receiver, administrator, trustee or similar officer of the Defaulting Shareholder or of all or a substantial part of its property, assets or revenues;

(c)

the Defaulting Shareholder stops or suspends payment to its creditors generally or is unable or admits its inability to pay its debts as they fall due or seeks to enter into any composition or other arrangement with its creditors or is declared or becomes bankrupt or insolvent.

5.4.2

Each other Shareholder shall have the right to require the Defaulting Shareholder to sell to it all (but not part only) of the Shares of the Defaulting Shareholder ("Call Option"). A Shareholder wishing to exercise the Call Option ("Exercising Shareholder") shall do so by serving written notice ("Call Option Notice") on the Defaulting Shareholder within 30 days of the notice of default referred to in Clause 5.4.1. Upon service of a Call Option Notice(s), the Defaulting Shareholder shall be bound to transfer all of its Shares to the Exercising Shareholder(s) in accordance with this Clause 5.4.

5.4.2.1

If there is only one Exercising Shareholder, such Exercising Shareholder shall be entitled to purchase all (but part only) of the Shares held by the Defaulting Shareholder. If there is more than one Exercising Shareholder, each Exercising Shareholder shall have the right to purchase such number of the Shares held by the Defaulting Shareholder as is equivalent to the total number of Shares held by the Defaulting Shareholder multiplied by a fraction, the numerator of which is the number of Shares held by such Exercising Shareholder and the denominator of which is the total number of Shares held by all the Exercising Shareholders.

5.4.2.2

The transfer of the Shares by the Defaulting Shareholder to the Exercising Shareholder(s) pursuant to this Clause 5.4 shall be at a price per Share equivalent to the net worth of the Company divided by the number of Shares in issue and outstanding at the time of valuation ("Net Asset Value per Share") as agreed by the Defaulting Shareholder and the Exercising Shareholder(s).

5.4.2.3

If the Defaulting Shareholder and the Exercising Shareholder(s) are not able to reach agreement on the Net Asset Value per Share within 20 days after the Call Option Notice or the last of the Call Option Notices was served, the Board shall forthwith appoint an internationally recognised independent valuation expert or investment bank (other than any of the Shareholders or their Affiliated Companies) ("Valuer") to determine the Net Asset Value per Share. The Net Asset Value per Share as determined and certified in writing by the Valuer shall, in the absence of manifest error, be conclusive and binding on the Defaulting Shareholder and the Exercising Shareholder(s). In determining the Net Asset Value per Share, the Valuer shall act as experts and not as arbitrators. The costs of such determination shall be borne by the Defaulting Shareholder.

5.4.2.4

Completion of the sale and purchase of the Shares of the Defaulting Shareholder pursuant to this Clause 5.5 shall take place no later than 30 days after the date on which the Defaulting Shareholder and the Exercising Shareholder(s) agree on the Net Asset Value per Share or the date on which the Valuer certifies in writing its determination of the Net Asset Value per Share, whichever is later.

5.5	Condition precedent to transfer. It shall be a condition precedent to the right of any Shareholder to transfer any Shares permitted by this Clause 5 that:

(a)

the transferee (if not already bound by the provisions of this Agreement) executes a Deed of Adherence under which the transferee shall agree to be bound by and shall be entitled to the benefit of this Agreement as if an original party hereto; and

(b)

except where the transfer is in accordance with Clause 5.2 or Clause 5.4.2, the transferor assigns and the transferee accepts an assignment of all or, in the case of a transfer of part of the Shares of a Shareholder, a proportionate part of the loans or guarantees made to or given on behalf of the Company by the transferor and for the time being outstanding.

5.6	Directors to register transfer. The Shareholders will procure the Directors to register any transfer of Shares which complies with the provisions of this Clause 5.

5.7

Completion of transfer. All transfers between the Shareholders, whether pursuant to this Clause 5 or any other provision of this Agreement, shall be effected by the transferor selling as beneficial owner free and clear of all liens, charges and encumbrances and together with all rights attaching thereto. Upon completion, the transferor shall deliver to the transferee duly executed transfers in respect of the Shares transferred in favour of the transferee together with the relative share certificates against payment by the transferee of the price due in respect thereof. The Shareholders shall do or procure to be done all such acts and things as may be necessary to give full effect to the transfers and the registration thereof.

5.8	Transfer by unanimous consent. The foregoing provisions of this Clause 5 shall not apply to any transfer of Shares to which the consent of all the Shareholders is obtained in writing.

5.9

Ceasing to hold any Shares. Save as otherwise provided herein, if a Party ceases to be a Shareholder by reason of transferring all of its Shares to another Shareholder or person, whether pursuant to this Clause 5 or otherwise, the provisions of this Agreement (other than Clauses 1, 9, 11, 16 and 18) shall cease to have effect in relation to the former Shareholder save in relation to any antecedent claims which may have arisen between the Parties prior to such transfer.

6	GENERAL COVENANTS

6.1	The Company shall:

(i)

keep true and accurate books of account and records in accordance with usual accounting practices and procedures and procure that such books and records are audited by the Company's auditors from time to time as soon as possible after the end of each financial year;

(ii)

promptly deliver to each Shareholder true and accurate copies of all material reports, statements, tax returns, filings, notices and other documents and correspondence filed with or received from any relevant governmental or regulatory authority; and

(iii) provide each Shareholder with such financial or other information relating to the Company as such Shareholder may reasonably request from time to time.

6.2

Each Shareholder and its authorised representatives shall have the right at all reasonable times during normal business hours to inspect the books of account and records of the Company and make extracts and copies therefrom at their own expense, and to have full access to all property and assets of the Company.

6.3

The Company shall prepare and timely file, or cause to be prepared and timely filed, all tax returns (if any) which may be required by Applicable Law in each jurisdiction in which it operates or conducts its business for each year or period for which such returns are required to be filed. The Company shall also use best efforts to cause to be prepared and delivered to each Shareholder within [6] months after the end of each financial year such information as may be reasonably necessary for each Shareholder to prepare income tax returns such Shareholder is required to prepare and/or file under Applicable Law.

6.4

The Parties shall procure that all dealings between the Company and the Shareholders or their Affiliated Companies approved in accordance with Clause 4.10 shall be on a fair and equitable basis both as regards the interests of the Company and the transaction and the balancing of the interests of the Shareholders and their Affiliated Companies.

7	REPRESENTATIONS AND WARRANTIES

7.1	Each Shareholder represents and warrants to each other Shareholder that:

(i)

it is a company duly incorporated with limited liability and validly existing under the laws of its jurisdiction of incorporation, and has full power, authority and legal right to own its property and assets and to carry on its business in the jurisdictions in which it carries on business;

(ii)

it has full power, authority and legal right to enter into and engage in the transactions contemplated by this Agreement and has taken or obtained all necessary corporate and other action and consents to authorize the execution and performance by it of this Agreement;

(iii) this Agreement constitutes legal, valid and binding obligations of such Shareholder enforceable in accordance with its terms; and

(iv)

neither the execution of this Agreement nor the performance of any obligation or the exercise of any right hereunder by such Shareholder will conflict with or result in a breach of any Applicable Law or cause any limitation placed on it or the powers of its directors to be exceeded.

8	DISSOLUTION AND TERMINATION

8.1

Dissolution. Each of the Shareholders agrees to cause the Company to be liquidated and/or dissolved and to distribute all of the assets held by it in the event that all assets held by the Company have been sold, liquidated or otherwise disposed of.

Each of the Shareholders shall procure the Directors designated or appointed by it to the Board to do and execute and procure to be done and executed all such acts, deeds, documents and things as may be necessary to give full effect to the provisions of this Clause 8.1.

8.2	Termination. This Agreement shall continue in full force and effect until any of the following shall occur:

	(i)	the Company is dissolved pursuant to Clause 8.1 or otherwise; or

	(ii)	the Company is listed or quoted on a recognized exchange; or

	(iii)	there is a change in control in CMG, the holding company of GWIL; or

	(iv)	one Shareholder becomes the beneficial owner of all the Shares in issue and outstanding for the time being; or

	(v)	this Agreement is terminated by mutual agreement of the Shareholders upon such terms and conditions as they may unanimously agree.

The termination of this Agreement for any reason shall not affect any right, obligation or liability that has accrued under this Agreement on or prior to the date of termination (including any obligations with respect to confidentiality under Clause 9.1.)

9	RESTRICTIONS

9.1

Confidentiality. Subject to Clause 9.2, at all times hereafter, each Shareholder shall and shall procure that its subsidiaries and its and their respective officers, employees, agents and advisers shall keep secret and confidential all confidential information relating to the Company or its business or operations and all confidential information received by one Shareholder relating to the other Shareholder, its subsidiaries, its holding company or the subsidiaries of its holding company, or any of their respective affairs (collectively "Confidential Information") and not disclose to any party or make use of for any purpose any Confidential Information.

9.2	Permitted disclosure. Clause 9.1 shall not apply to the disclosure of any Confidential Information by either Shareholder:

	(a)	to its own financial, accounting, tax, legal and/or other professional advisers in connection with the transactions contemplated hereunder;

	(b)	to the financial, accounting, tax, legal and/or other professional advisors of the Company in connection with the transactions contemplated hereunder;

c)

to the extent such disclosure is required by Applicable Law, in which event the Shareholder concerned shall, if practicable, supply an advanced copy of the required disclosure to each other Shareholder and incorporate any additions or amendments reasonably requested by it; or

(d)

to the extent the relevant information is in the public domain as at the date hereof or subsequently comes into the public domain otherwise than by reason of default of the disclosing Shareholder under Clause 9.1; or

(e)

to a potential transferee of its Shares pursuant to the provisions of this Agreement, provided that such disclosure is limited to information reasonably necessary for the transferee's decision to purchase the relevant Shares and such transferee agrees in writing to be bound by the same confidentiality obligations as the disclosing Shareholder.

9.3

Validity of restrictions. While the restrictions contained in this Clause 9 are considered by the Shareholders to be reasonable in all the circumstances, it is recognised that restrictions of the nature in question may fail for technical reasons and accordingly, it is hereby agreed and declared that if any of such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the relevant Shareholder but would be valid if part of the wording thereof were deleted or the period thereof reduced or the range of activities dealt with thereby reduced in scope, the said restrictions shall apply with such modifications as may be necessary to make it valid and effective.

10	FURTHER ASSURANCE

The Parties shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be necessary to give full effect to the provisions of this Agreement.

11	RESTRICTIONS ON ANNOUNCEMENTS

Each Party undertakes that it will not, save as required by Applicable Law, make any announcement in connection with this Agreement unless the other Party has given their respective consent to such announcement (which consent may not be unreasonably withheld or delayed and may be given either generally or in a specific case or cases and may be subject to conditions).

12	NO PARTNERSHIP

Nothing contained or implied in this Agreement shall constitute or be deemed to constitute a partnership or agency between the Parties and save as expressly agreed herein none of the Parties shall have any authority to bind or commit any other Party.

13	CONFLICT WITH ARTICLES OF ASSOCIATION

The Shareholders hereby agree that if and to the extent that the Articles of Association conflict with the provisions of this Agreement, this Agreement shall prevail for so long as it is in force to regulate the way in which they exercise their respective voting rights as shareholders of the Company and each Shareholder shall take all such further steps as may be necessary or requisite to ensure that the provisions of this Agreement shall prevail.

14	COSTS

Subject to the provisions of this Agreement, each Party shall pay its own costs and disbursements of and incidental to the preparation, negotiation and execution of this Agreement.

15	ACKNOWLEDGEMENT BY COMPANY

The Company acknowledges the terms of this Agreement and in consideration of the Shareholders agreeing to enter into this Agreement undertakes that it will not, and so far as it is able will procure that no other person will, do anything which is in breach of or inconsistent with the terms hereof.

16	GENERAL

16.1

Entire Agreement. This Agreement (together with any documents referred to herein or executed contemporaneously by the Parties in connection herewith) constitutes the whole agreement between the Parties and supersedes any previous agreements or arrangements between them relating to the subject matter hereof.

16.2

Amendment. Any amendment or waiver of any provision of this Agreement and any waiver of any default under this Agreement is effective only if made in writing and signed by or on behalf of each of the Parties.

16.3

No Waiver. No failure or delay by either Party in exercising any right, power or remedy hereunder will impair such right, power or remedy or operate as a waiver thereof, nor will any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies provided herein are cumulative and do not exclude any other rights, powers and remedies provided by law.

16.4

Assignment. This Agreement shall be binding upon and enure for the benefit of the successors of each of the Parties. Save as provided in this Agreement, no Party may assign or transfer of any of its rights or obligations under this Agreement without the prior written consent of the other Parties.

16.5

Severability. If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

16.6

Counterparts. This Agreement may be executed in one or more counterparts, and by the Parties on separate counterparts, but will not be effective until each Party has executed at least one counterpart and each such counterpart will constitute an original of this Agreement but all the counterparts will together constitute one and the same instrument. Immediate evidence that an engrossment has been executed may be provided by transmission of such engrossment by facsimile machine with the original executed engrossment to be forthwith put in the mail.

17	NOTICES

17.1

Delivery Address/Fax Number. Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant Party at its address or facsimile number set out below (or such other address or facsimile number as the addressee has by 5 days' prior written notice specified to the other Parties):

GWIL and the Company

	Name :	Ren Ren Media Group Limited
	Address :	1403 Wan Chai Commercial Center, 194-204 Johnston Road, Wanchai, HK

	Attention :	President & CEO
	Facsimile Number :	+852 3171 1206

ATC

	Name :	Advancetech Communications Sdn. Bhd.
	Address :	1702 Chinachem Tower, 34-37 Connaught Road, Central, Hong Kong

	Attention :	President and CEO
	Facsimile Number :	+603 7727 1244

17.2

Manner of Delivery. Any notice required to be given by any Party to the other Parties shall be deemed validly served by hand delivery or by prepaid registered letter sent through the post (airmail if to an overseas address) or by facsimile transmission to its address or facsimile number set out in Clause 17.1 or such other address or facsimile number as may from time to time be notified for this purpose.

17.3

Deemed Delivery. Any notice served by hand is deemed to have been served on delivery, any notice served by facsimile transmission is deemed to have been served when sent and any notice served by prepaid registered letter is deemed to have been served 48 hours (72 hours in the case of a letter sent by airmail to an address in another country) after the time at which it was posted. In proving service, it is sufficient in the case of service by hand and prepaid registered letter to prove that the notice was properly addressed and delivered or posted, as the case may be, and in the case of service by facsimile transmission to prove that the transmission was confirmed as validly and completely sent by the originating machine.

18	GOVERNING LAW AND SUBMISSION TO JURISDICTION

Governing law and jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the Parties irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong for the purpose of enforcing any claim arising hereunder.

18.1

GWIL's process agent. GWIL hereby irrevocably appoints Ren Ren Media Group Limited of 1403 Wan Chai Commercial Center, 194-204 Johnston Road, Wanchai, Hong Kong as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in Hong Kong. If for any reason the agent named above (or its successor) no longer serves as agent of GWIL for this purpose, GWIL shall promptly appoint a successor agent satisfactory to the other Parties, notify the other Parties thereof and deliver to the other Parties a copy of the new process agent's acceptance of appointment Provided that until the other Parties receive such notification, they shall be entitled to treat the agent named above (or its said successor) as the agent of GWIL for the purposes of this Clause. GWIL agrees that any such legal process shall be sufficiently served on it if delivered to such agent for service at its address for the time being in Hong Kong whether or not such agent gives notice thereof to GWIL.

18.2

ATC's process agent. ATC hereby irrevocably appoints Trophy Limited of 26F, 88 Lockhart Road, Wanchai, Hong Kong as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in Hong Kong. If for any reason the agent named above (or its successor) no longer serves as agent of ATC for this purpose, ATC shall promptly appoint a successor agent satisfactory to the other Parties, notify the other Parties thereof and deliver to the other Parties a copy of the new process agent's acceptance of appointment Provided that until the other Parties receive such notification, they shall be entitled to treat the agent named above (or its said successor) as the agent of ATC for the purposes of this Clause ATC agrees that any such legal process shall be sufficiently served on it if delivered to such agent for service at its address for the time being in Hong Kong whether or not such agent gives notice thereof to ATC.

Schedule 1 Deed of Adherence

Date:

By this Deed we, [· ], having our registered office at [· ], intending to become a shareholder of [· ] ("Company") hereby agree with the Company and each of its shareholders to comply with and to be bound by all of the provisions of a Shareholders' Agreement dated [· ] between the Company, [GWIL] and [ATC] (a copy of which has been delivered to us and which we have initialled and attached hereto for identification) in all respects as if we were a party to such Agreement and were named therein as a Shareholder and a Party and on the basis that references therein to each of Shareholder and Party include a separate reference to us.

IN WITNESS WHEREOF this Deed has been executed by us and is intended to be and is hereby delivered on the date appearing at the head hereof.

THE COMMON SEAL of

was affixed to this Deed

in the presence of:

___________________________
Director

___________________________
Director/Secretary

IN WITNESS WHEREOF the Parties have signed this document on the date appearing at the head hereof.

Signed by

for and on behalf of
Good World Investments Limited
in the presence of:

Signed by

for and on behalf of
Advance Tech Communications Sdn. Bhd.
in the presence of:

Signed by

for and on behalf of
ATC Marketing Limited
in the presence of: